Exhibit 99.1

Cohu and Xcerra Shareholders Approve Proposals Related to Cohu’s Planned Acquisition of Xcerra

POWAY, Calif., and NORWOOD, Mass., August 30, 2018 -- Cohu, Inc. (NASDAQ: COHU), and Xcerra Corporation (NASDAQ: XCRA) today announced that the respective shareholders of Cohu and Xcerra have voted to approve proposals related to the previously announced Agreement and Plan of Merger, dated as of May 7, 2018, by and among Cohu, Xcerra Acquisition Corp. and Xcerra, pursuant to which Cohu will acquire Xcerra.

At special meetings held earlier today, the holders of approximately 86.0% of Cohu’s common stock outstanding and entitled to vote at Cohu’s special meeting voted in favor of the issuance of Cohu common stock in connection with the proposed acquisition of Xcerra, and the holders of approximately 70.3% of Xcerra’s common stock outstanding and entitled to vote at Xcerra’s special meeting voted to approve the transactions contemplated by the definitive merger agreement.

The transaction is expected to close in the fourth quarter of 2018, subject to the satisfaction or waiver of customary closing conditions. Upon the completion of the proposed transaction, Xcerra shareholders will be entitled to receive $9.00 in cash and 0.2109 of a share of Cohu common stock, subject to the terms of the definitive merger agreement, and Xcerra’s common stock will no longer be publicly traded and will be delisted from the NASDAQ Global Select Market.

About Cohu:

Cohu is a leading supplier of semiconductor test and inspection handlers, micro-electro mechanical system (MEMS) test modules, test contactors and thermal sub-systems used by global semiconductor manufacturers and test subcontractors.

About Xcerra

Xcerra is comprised of four businesses in the semiconductor and electronics manufacturing test markets:  atg-Luther & Maelzer, Everett Charles Technologies, LTX-Credence and Multitest.  The combination of these businesses creates a company with a broad spectrum of semiconductor and PCB test expertise that drives innovative new products and services, and the ability to deliver to customers fully integrated semiconductor test cell solutions.  Xcerra addresses the broad, divergent requirements of the mobility, industrial, automotive and consumer end markets, offering a comprehensive portfolio of solutions and technologies, and a global network of strategically deployed applications and support resources.  Additional information can be found at www.Xcerra.com or at each product group’s website; www.atg-lm.com, www.ectinfo.com, www.ltxc.com and www.multitest.com.

Forward Looking Statements:

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction involving Cohu and Xcerra and the ability to consummate the proposed transaction. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Cohu and Xcerra to consummate the proposed transaction, including as a result of the failure of Cohu to obtain or provide on a timely basis or at all the necessary financing; (iii) the ability of Cohu and Xcerra to integrate their businesses successfully and to achieve anticipated synergies; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (v) pending and potential litigation relating to the proposed transaction that has been, or could be, instituted against Cohu, Xcerra, or their respective directors; (vi) possible disruptions from the proposed transaction that could harm Cohu’s and/or Xcerra’s respective businesses; (vii) the ability of Cohu or Xcerra to retain, attract and hire key personnel; (viii) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Cohu’s or Xcerra’s financial performance; (x) certain restrictions during the pendency of the proposed transaction that may impact Cohu’s or Xcerra’s ability to pursue certain business opportunities or strategic transactions; (xi) the adverse impact to Cohu’s operating results from interest expense on the financing debt, rising interest rates, and any restrictions on operations related to such debt; (xii) continued availability of capital and financing and rating agency actions; (xiii) legislative, regulatory and economic developments; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and (xv) such other factors as are set forth in (A) Cohu’s periodic public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to those described under the heading “Risk Factors” in Cohu’s Form 10-K for the fiscal year ended December 30, 2017, (B) Xcerra’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Xcerra’s Form 10-K for the fiscal year ended July 31, 2017, (C) in the Registration Statement on Form S-4 (the “Registration Statement”) that has been filed by Cohu with the SEC containing a prospectus with respect to the Cohu common stock to be issued in the proposed transaction and a joint proxy statement of Cohu and Xcerra in connection with the proposed transaction (the “Joint Proxy Statement/Prospectus”) that is contained therein, and (D) the other filings made by Cohu or Xcerra with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Neither Cohu nor Xcerra can give any assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, neither Cohu nor Xcerra undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation:

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation:

Cohu, Xcerra, certain of their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed “participants” in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Cohu stockholders or Xcerra stockholders generally, is set forth in the Joint Proxy Statement/Prospectus filed with the SEC. Information concerning Cohu’s directors and executive officers and their beneficial ownership of Cohu’s common stock is set forth in Cohu’s Registration Statement on Form S-4, its annual proxy statement on Schedule 14A filed with the SEC on April 3, 2018, and in its Annual Report on Form 10-K for the year ended December 30, 2017. These documents are available free of charge at the SEC’s website at www.sec.gov or by visiting the Cohu Investor Relations page on its corporate website at https://Cohu.gcs-web.com. Information regarding Xcerra’s directors and executive officers and their beneficial ownership of Xcerra common stock is also set forth in Xcerra’s proxy statement on Schedule 14A filed with the SEC on September 5, 2017, and in its Annual Report on Form 10-K for the year ended July 31, 2017, and is supplemented by other public filings made, and to be made, with the SEC by Xcerra. These documents are available free of charge at the SEC’s website at www.sec.gov or by visiting the Xcerra Investor Relations page on its corporate website at https://Xcerra.com/investors. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Joint Proxy Statement/Prospectus regarding the proposed transaction and other relevant materials that have been or will be filed with the SEC when they become available. You may obtain copies of the documents described in the preceding sentence when they become available free of charge by visiting the SEC’s website at www.sec.gov.

Additional Information and Where You Can Find It:

On June 21, 2018, Cohu filed with the SEC the Registration Statement containing the Joint Proxy Statement/Prospectus, which was subsequently amended on July 26, 2018, and declared effective by the SEC on July 30, 2018. The definitive Joint Proxy Statement/Prospectus was first delivered to the stockholders of Cohu and Xcerra on or around July 30, 2018. This communication is not a substitute for the Registration Statement, the definitive Joint Proxy Statement/Prospectus or any other documents that Cohu or Xcerra may file or may have filed with the SEC, or will send or have sent to stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents and other documents filed by Cohu and Xcerra with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by visiting the Cohu Investor Relations page on its corporate website at https://cohu.gcs-web.com or by contacting Cohu Investor Relations by telephone at (858) 848-8106 or by mail at Cohu Corporate Headquarters, 12367 Crosthwaite Circle, Poway, CA 92064, attention Jeffrey D. Jones, or by visiting the Xcerra Investor Relations page on its corporate website at https://xcerra.com/investors or by contacting Xcerra Investor Relations by telephone at (781) 467-5063 or by mail at Xcerra Investor Relations, Xcerra Corporation, 825 University Avenue, Norwood, MA 02062, attention Rich Yerganian.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com.